UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 27, 2020

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)

         Alberta                        001-31540               71-1630889
 --------------------------        -----------------       ------------------
(State or other jurisdiction     (Commission File No.)  (IRS Identification No.)
Employer  of incorporation)

                                  6001 54 Ave.
                         Taber, Alberta, Canada T1G 1X4
                      -------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (250) 477-9969


                                       N/A
                      -------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

--------------------------------------------------------------------------------
     Title of each        Trading             Name of each exchange on which
     class                Symbol(s)                     registered
--------------------------------------------------------------------------------

     Common Stock              FSI                    NYSE American
--------------------------------------------------------------------------------

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

 Item 5.07. Submission of Matters to a Vote of Securities Holders.

     The annual meeting of Flexible Solutions' shareholders was held on February 27, 2020. At the meeting the following persons were elected as directors for the upcoming year:

           Name                       Votes For       Votes Abstained

           Daniel B. O'Brien        4,679,630                0

           John H. Bientjes         4,679,630                0

           Robert Helina            4,679,630                0

           Thomas Fyles             4,679,630                0

           Ben Seaman               4,679,630                0

           David Fynn               4,679,630                0

     At the meeting the following proposals were ratified by the shareholders:

      (1) to approve, on an advisory basis, the compensation of the Company's executive officers; and

      (2) to ratify the appointment of Morgan and Company, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.

     The following is a tabulation of votes cast with respect to these proposals:

                                 Votes
                  ------------------------------------------      Broker
    Proposal      For               Against          Abstain      Non-Votes

      (1)      4,676,900             2730

      (2)      4,679,630                0

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 28, 2020
                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.


                                 By:  /s/ Daniel B. O'Brien
                                     ---------------------------------------
                                     Daniel B. O'Brien, President and Chief
                                     Executive Officer